EXHIBIT 21.1

SUBSIDIARIES OF THE COMPANY

March 1, 2005
Ownership
ALABAMA
SCI Funeral Services, Inc. (Iowa Corp) Alabama subsidiary
SCI Alabama Funeral Services, Inc.	100%
SCI Georgia Funeral Services, Inc. (DE Corp) Alabama subsidiary
ECI Alabama Services, LLC	100%

ALASKA
SCI Funeral Services, Inc. (Iowa Corp) Alaska subsidiary
SCI Alaska Funeral Services, Inc.	100%

ARIZONA
SCI Funeral Services, Inc. (Iowa Corp) Arizona subsidiary
SCI Arizona Funeral Services, Inc.	100%

ARKANSAS
SCI Funeral Services, Inc. (Iowa Corp) Arkansas subsidiary
SCI Arkansas Funeral Services, Inc.	100%

CALIFORNIA
SCI Funeral Services, Inc. (Iowa Corp) California subsidiaries
SCI California Funeral Services, Inc.	100%
Mount Vernon Memorial Park	100%
SCI Special, Inc. (DE Corp)
SCI Administrative Services, LLC (DE LLC)
SCI Management L.P.—(DE LP) California subsidiary
SCI Western Market Support Center, Inc.	100%

COLORADO
SCI Funeral Services, Inc. (Iowa Corp) Colorado subsidiary
SCI Colorado Funeral Services, Inc.	100%

CONNECTICUT
SCI Funeral Services, Inc. (Iowa Corp) Connecticut subsidiary
SCI Connecticut Funeral Services, Inc.	100%

DELAWARE
BestHalf.com, Inc.	80%
Christian Funeral Services, Inc.	100%
SCI Funeral Services, Inc. (Iowa Corp)
Affiliated Family Funeral Service, Inc. (MA Corp) Delaware subsidiaries
ECI-Carr Funeral Home, Inc.	49%
ECI-Fay McCabe Funeral Home, Inc.	49%
ECI-Henderson Funeral Home, Inc.	49%
ECI-Rapino Memorial Home, Inc.	49%
ECI Services of Georgia, Inc.	100%
ECI Services of Maine, Inc.	100%
ECI Services of New Hampshire, Inc.	100%
ECI Services of South Dakota, Inc.	100%
ECI Services of Vermont, Inc.	100%
Lake View Management Company, Inc.	100%
Memorial Guardian Plans, Inc.	100%
SCI California Funeral Services, Inc. (CA Corp) Delaware subsidiaries
California Cemetery and Funeral Services, LLC	5%
ECI Capital Corporation	100%
California Cemetery and Funeral Services, LLC	95%

March 1, 2005
Ownership
SCI Georgia Funeral Services, Inc.	100%
ECI Alabama Services, LLC (AL LLC) Delaware subsidiary
ECI-Chapel Hill, Inc.	100%
SCI Indiana Funeral Services, Inc.	100%
SCI Iowa Funeral Services, Inc. (IA Corp) Delaware subsidiary
SCI Iowa Finance Company	100%
SCI Maryland Funeral Services, Inc. (MD Corp) Delaware subsidiary
ECI Cemetery Services of Maryland, LLC	100%
SCI Missouri Funeral Services, Inc. (MO Corp) Delaware subsidiary
Missouri Commemorative Services, LLC	100%
SCI Ohio Funeral Services, Inc. (OH Corp) Delaware subsidiary
Rose Hill Securities Company	100%
SCI Pennsylvania Funeral Services, Inc.(PA Corp)Delaware subsidiary
Gabauer Funeral Home, Inc.	100%
SCI Texas Funeral Services, Inc.	100%
Texas Marker, L.P. (TX limited partnership)	1%
Professional Funeral Traditions, LLC	100%
Texas Marker, L.P.	99%
CemCare, Inc.	100%
PSI Funding, Inc.	100%
SCI Virginia Funeral Services, Inc. (VA Corp) Delaware subsidiary
SCI Loan Services, LLC	100%
Salvatore Air Transportation Corp.	100%
SCI Executive Services, Inc.	100%
SCI Financial Services, Inc.	100%
Making Everlasting Memories, L.L.C	80%
SCI Investment Services, Inc.	100%
SCI International Limited	100%
Galahad Investment Corporation	20%
Kenyon International Emergency Services, Inc.	100%
SCI Cerberus, LLC	100%
SCI Financing Corporation	100%
Service Corporation International (Canada) Limited (CAN Corp) DE subsidiary
SCI Funeral & Cemetery Purchasing Cooperative, Inc.	20%
Centre Funeraire Cote-des-Neiges Inc. (CAN Corp) DE subsidiary
SCI Funeral & Cemetery Purchasing Cooperative, Inc.	20%
SCI Special, Inc.	100%
SCI Administrative Services, LLC- General Partner of	100%
SCI Management L.P.	1%
Remembrance Memorial Traditions, LLC- Limited Partner of	100%
SCI Management L.P.	99%
Dignity Memorial Network, Inc.	100%
SCI Western Market Support Center, Inc. (CA Corp)
SCI Funeral & Cemetery Purchasing Cooperative, Inc.	20%
SCI EOps HQ, Inc. (NY Corp)
SCI Eastern Market Support Center, L.P. (TX LP)
SCI Funeral & Cemetery Purchasing Cooperative, Inc.	20%
SCI Houston Hub, Inc. (TX Corp)
SCI Houston Market Support Center, L.P. (TX LP)
SCI Funeral & Cemetery Purchasing Cooperative, Inc.	20%
SCI Capital Corporation	100%
Investment Capital Corporation (TX Corp) Delaware subsidiary
IFC-YP, Inc.	100%

DISTRICT OF COLUMBIA
SCI Funeral Services, Inc. (Iowa Corp) DC subsidiaries
Joseph Gawler’s Sons, Inc.	100%
Witzke Funeral Homes, Inc.	100%

March 1, 2005
Ownership
FLORIDA
SCI Funeral Services, Inc. (Iowa Corp) Florida subsidiaries
SCI Funeral Services of Florida, Inc.	100%
Florida Marker, LLC	100%
Fountainhead Memorial Park, LLC	100%
WPALM, Inc.	100%
MR Advertising Agency, LLC	100%
Sharon Gardens Limited Partnership	100%

GEORGIA
SCI Funeral Services, Inc. (Iowa Corp) Georgia subsidiaries
SCI Georgia Funeral Services, Inc. (DE Corp) Georgia subsidiaries
ECI Cemetery Services of Georgia, LLC	100%
SCI Georgia Land, Inc.	100%

HAWAII
SCI Funeral Services, Inc. (Iowa Corp) Hawaii subsidiaries
SCI Hawaii Funeral Services,Inc.	100%
Hawaiian Memorial Life Plan, Ltd.	100%

ILLINOIS
SCI Funeral Services, Inc. (Iowa Corp) Illinois subsidiary
SCI Illinois Services, Inc.	100%

IOWA
SCI Funeral Services, Inc.	100%
SCI Iowa Funeral Services, Inc.	100%

KANSAS
SCI Funeral Services, Inc. (Iowa Corp) Kansas subsidiary
SCI Kansas Funeral Services, Inc.	100%

KENTUCKY
SCI Funeral Services, Inc. (Iowa Corp) Kentucky subsidiary
SCI Kentucky Funeral Services, Inc.	99%

LOUISIANA
SCI Funeral Services, Inc. (Iowa Corp) Louisiana subsidiary
SCI Louisiana Funeral Services, Inc.	100%

MARYLAND
SCI Funeral Services, Inc. (Iowa Corp) Maryland subsidiaries
HFH, Inc.	100%
Bradley-Ashton-Matthews Funeral Home, Inc.	100%
Burgee-Henss-Seitz Funeral Home, Inc.	100%
Charles S. Zeiler & Son, Inc.	100%
Danzansky-Goldberg Memorial Chapels, Inc.	100%
Edward Sagel Funeral Direction, Inc.	100%
Fleck Funeral Home, Inc.	100%
Gary L. Kaufman Funeral Home at
Meadowridge Memorial Park, Inc.	100%
Gary L. Kaufman Funeral Home Southwest, Inc.	100%
Lemmon Funeral Home of Dulaney Valley, Inc.	100%
Loring Byers Funeral Directors, Inc.	100%
Miller-Dippel Funeral Home, Inc.	100%
Moran-Ashton Funeral Home, Inc.	100%
National Cremation Service, Inc.	100%
Sterling-Ashton-Schwab Funeral Home, Inc.	100%
Witzke Funeral Home of Catonsville, Inc.	100%
Witzke, Inc.	55.17%

March 1, 2005
Ownership
SCI Maryland Funeral Services, Inc.	100%
George Washington Cemetery Company, LLC	100%

MASSACHUSETTS
SCI Funeral Services, Inc. (Iowa Corp) Massachusetts subsidiaries
Affiliated Family Funeral Service, Inc.	100%
AFFS Boston, Inc.	40%
AFFS North, Inc.	30%
AFFS Norwood, Inc.	40%
AFFS Quincy, Inc.	40%
AFFS South Coast East, Inc.	40%
AFFS South Coast West, Inc.	10%
AFFS West, Inc.	30%
Brunelle Funeral Home, Inc.	40%
Langone Funeral Home, Inc.	40%
Messier Funeral Home, Inc.	40%
Perlman Funeral Home, Inc.	40%
Pillsbury Funeral Homes, Inc.	40%
Stanetsky Memorial Chapels, Inc.	40%
Sullivan Funeral Homes, Inc.	40%

MICHIGAN
SCI Funeral Services, Inc. (Iowa Corp) Michigan subsidiary
SCI Michigan Funeral Services, Inc.	100%

MINNESOTA
SCI Funeral Services, Inc. (Iowa Corp) Minnesota subsidiaries
SCI Minnesota Funeral Services, Inc.	100%
Crystal Lake Cemetery Association	100%

MISSISSIPPI
SCI Funeral Services, Inc. (Iowa Corp) Mississippi subsidiary
SCI Mississippi Funeral Services, Inc.	100%

MISSOURI
SCI Funeral Services, Inc. (Iowa Corp) Missouri subsidiaries
SCI Missouri Funeral Services, Inc.	100%
Memorial Guardian Plans, Inc.	100%

NEBRASKA
SCI Funeral Services, Inc. (Iowa Corp) Nebraska subsidiary
SCI Nebraska Funeral Services, Inc.	100%

NEVADA
SCI Funeral Services, Inc. (Iowa Corp)
SCI Texas Funeral Services, Inc. (DE Corp) Nevada subsidiary
SCI Texas Finance Company	100%

NEW JERSEY
SCI Funeral Services, Inc. (Iowa Corp) New Jersey subsidiaries
SCI New Jersey Funeral Services, Inc.	100%
Garden State Crematory, Inc.	100%
Wien & Wien, Inc.	100%

NEW MEXICO
SCI Funeral Services, Inc. (Iowa Corp) New Mexico subsidiaries
SCI New Mexico Funeral Services, Inc.	100%

March 1, 2005
Ownership
NEW YORK
SCI Funeral Services, Inc. (Iowa Corp) New York subsidiaries
SCI Funeral Services of New York, Inc.	100%
Chas. Peter Nagel Inc.	100%
I. J. Morris, Inc.	100%
Marsellus Casket Company, Inc.	100%
New York Funeral Chapels, Inc.	100%
New York Marker, LLC	100%
Thomas M. Quinn & Sons, Inc.	100%
SCI Special, Inc. (DE Corp)
SCI Administrative Services, LLC (DE LLC)
SCI Management L.P.—(DE LP) New York subsidiary
SCI EOps HQ, Inc.	100%

NORTH CAROLINA
SCI Funeral Services, Inc. (Iowa Corp) North Carolina subsidiary
SCI North Carolina Funeral Services, Inc.	100%

OHIO
SCI Funeral Services, Inc. (Iowa Corp) Ohio subsidiaries
SCI Ohio Funeral Services, Inc.	100%
The Knollwood Cemetery Company	100%

OKLAHOMA
SCI Funeral Services, Inc. (Iowa Corp) Oklahoma subsidiaries
SCI Oklahoma Funeral Services, Inc.	100%
Memorial Gardens Association	100%
Memorial Park Cemetery of Bartlesville, Oklahoma,
A Business Trust	100%
Rose Hill Burial Park, a Trust	90%
Rose Hill Memorial Park Trust	100%
Sunset Memorial Park Cemetery Trust	100%
Memorial Park Association	100%
Sunny Lane Cemetery, Property Trust	100%

OREGON
SCI Funeral Services, Inc. (Iowa Corp) Oregon subsidiaries
SCI Oregon Funeral Services, Inc.	100%
Uniservice Corporation	100%

PENNSYLVANIA
SCI Funeral Services, Inc. (Iowa Corp) Pennsylvania subsidiaries
SCI Pennsylvania Funeral Services, Inc.	100%
Auman Funeral Home, Inc.	100%
Ed Melenyzer Co.	100%
Funeral Corporation Pennsylvania	100%
Laughlin Funeral Home, Ltd.	100%
Luther M. Kniffen, Inc.	100%
Rohland Funeral Home	100%
Harold B. Mulligan Co., Inc.	100%
Stephen R. Haky Funeral Home, Inc.	100%
Theo. C. Auman, Inc.	100%
Auman’s, Inc.	100%
Francis F. Seidel, Inc.	100%
Memorial Guardian Plans, Inc.(DE Corp) Pennsylvania subsidiary
Ensure Agency of Pennsylvania, Inc.	100%

March 1, 2005
Ownership
RHODE ISLAND
SCI Funeral Services, Inc. (Iowa Corp) Rhode Island subsidiary
SCI Rhode Island Funeral Services, Inc.	100%

SOUTH CAROLINA
SCI Funeral Services, Inc. (Iowa Corp) South Carolina subsidiary
SCI South Carolina Funeral Services, Inc.	100%

TENNESSEE
SCI Funeral Services, Inc. (Iowa Corp) Tennessee subsidiaries
SCI Tennessee Funeral Services, Inc.	100%
Lynnhurst Cemetery, Inc.	100%
Memphis Memory Gardens, Inc.	100%

TEXAS
SCI Funeral Services, Inc. (Iowa Corp) Texas subsidiaries
JPH Properties, Inc.	100%
Professional Funeral Associates, Inc.	100%
SCI Texas Funeral Services, Inc. (DE Corp) Texas subsidiaries
FHC Realty, Inc.	100%
Texas Marker, L.P.	100%
WFG Liquidation Corporation	100%
SCI Special, Inc. (DE Corp)
SCI Capital Corporation (DE Corp) Texas subsidiary
Investment Capital Corporation	100%
SCI Administrative Services, LLC (DE LLC)
SCI Management L.P. (DE LP)- Texas subsidiaries - Limited Partner of
SCI Eastern Market Support Center, L.P.	99%
SCI Houston Market Support Center, L.P.	99%
SCI Management L.P. (DE LP) Texas subsidiaries
SCI EOps HQ, Inc. (NY Corp) – General Partner of
SCI Eastern Market Support Center, L.P.	1%
SCI Houston Hub, Inc. - General Partner of	100%
SCI Houston Market Support Center, L.P.	1%

UTAH
SCI Funeral Services, Inc. (Iowa Corp) Utah subsidiaries
SCI Utah Funeral Services, Inc.	100%
Wasatch Land and Improvement Company	100%

VIRGINIA
SCI Funeral Services, Inc. (Iowa Corp) Virginia subsidiary
SCI Virginia Funeral Services, Inc.	100%
Memorial Guardian Plans, Inc. (DE Corp) Virginia subsidiary
Sentinel Security Plans, Inc.	100%

WASHINGTON
SCI Funeral Services, Inc. (Iowa Corp) Washington subsidiary
SCI Washington Funeral Services, Inc.	100%

WEST VIRGINIA
SCI Funeral Services, Inc. (Iowa Corp) West Virginia subsidiaries
SCI West Virginia Funeral Services, Inc.	100%
Rosedale Cemetery Company	100%
Rosedale Funeral Chapel, Inc.	100%

WISCONSIN
SCI Funeral Services, Inc. (Iowa Corp) Wisconsin subsidiary
SCI Wisconsin Funeral Services, Inc.	100%

March 1, 2005
Ownership
International

AUSTRALIA
SCI International Limited (DE Corp)
Kenyon International Emergency Services, Inc. (DE Corp) Australia subsidiary
Kenyon International Emergency Services Proprietary Limited.	100%

BELGIUM
SCI International Limited (DE Corp) Belgium subsidiaries
Camilla Belgium N.V.	100%
Diana Belgium N.V.	100%

BRAZIL
SCI International Limited (DE Corp)
SCI Latin America Ltd. (Cayman Co) Brazil subsidiary
Service Corporation International Brazil Limitada	100%
CANADA
Service Corporation International (Canada) Limited..ownership as follows:
SCI International Limited	1 share
ECI Capital Corporation	1 share
SCI Cerberus LLC	8,900 shares
Service Corporation International Canada Funding Limited Partnership	1,098 shares
Service Corporation International (Canada) Limited – Canada subsidiaries
Can Ensure Group, Inc.-(Federal)	100%
Centre Funeraire Cote-des-Neiges Inc.-(Quebec)	100%
CFCDN Holdings Inc.-(Quebec)	100%
SCI International Limited (DE Corp) Canada subsidiaries
3056269 Nova Scotia Company	100%
Service Corporation International Canada Funding Limited Partnership	1%
3056271 Nova Scotia Company	100%
Service Corporation International Canada Funding Limited Partnership	99%
Simmons & McBride Ltd. (Dormant)	100%
3052761 Canada Inc. (Dormant)	100%

CAYMAN ISLANDS
SCI International Limited (DE Corp) Cayman Islands subsidiaries
SCI Latin America Ltd.	100%
SCI Cayman II Ltd.	100%

CHILE
SCI International Limited (DE Corp)
SCI Latin America Ltd. (Cayman Co.) Chile subsidiaries
Service Corporation International Chile Limitada	100%
Administradora Los Parques SA	57%
Inversiones Austral SA	100%
Administradora Los Parques SA	43%
Los Parques SA	100%
Administradora Funeraria Ltda.	51%
Cinerario Ltda.	49%

GERMANY
SCI International Limited (DE Corp) Germany subsidiaries
SCI D GmbH	100%
Norddeutsche Bestattungsgesellschaft mbH	100%
Bestattungsinstitut Barbel Brand GmbH	100%
Breidenstein Bestattungen GmbH	100%
Thomas Amm GmbH	100%

March 1, 2005
Ownership
LUXEMBOURG
SCI International Limited (DE Corp) Luxembourg subsidiary
SCI Luxembourg SARL	93%
AKH Luxco S.C.A.	25%
Galahad Investment Corporation (DE Corp) Luxembourg subsidiary
SCI Luxembourg SARL	7%

MALAYSIA
SCI International Limited (DE Corp) Malaysia subsidiaries
Enlightened Transition Sdn Bhd	100%
Bahua Funeral Services Sdn Bhd	33.33%

SINGAPORE
SCI International Limited (DE Corp) Singapore subsidiaries
Singapore Casket Company PLC	74.51%
Casket Palace Company PLC	100%

SWITZERLAND
SCI International Limited (DE Corp) Switzerland subsidiaries
Osefi Holdings SA	100%
Financiere Du Maupas SA	100%

UNITED KINGDOM
SCI Administrative Services, LLC (DE LLC) United Kingdom subsidiary
SCI UK Investments Limited	100%

URUGUAY
SCI International Limited (DE Corp)
SCI Latin America Ltd. (Cayman Co) Uruguay subsidiaries
Pidanol SA — (Dormant)	91.17%
Rensolar SA — (Dormant)	91.17%